Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 66,496,078.50
Previously Paid Amount	9,042.22
Total Fee Amount	10,069.19
Net Fee	$ 1,026.97